UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 15, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

1-143 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 15, 2008, General Motors Corporation (GM) issued a news release announcing internal actions to strengthen liquidity by approximately $15 billion through the end of 2009. The release is incorporated as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE
On July 15, 2008, GM’s G. Richard Wagner, Jr., Chairman and CEO, Frederick A. Henderson, President and Chief Operating Officer and Ray G. Young, Executive Vice President and Chief Financial Officer gave a presentation for the media and securities analysts entitled “Aligning the Business with Current Market Conditions.” The presentation is incorporated as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBITS

Exhibits	Description	Method of Filing

Exhibit 99.1	Press Release Dated July 15, 2008	Attached as Exhibit

Exhibit 99.2	Executive Management presentation to Media and Securities Analysts, dated July 15, 2008, entitled “Aligning the Business with Current Market Conditions.”	Attached as Exhibit

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: July 15, 2008	By:	/s/Nick S. Cyprus
Nick S. Cyprus, Controller and
Chief Accounting Officer